UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013 (December 2, 2013)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware 001-31369 65-1051192
(State or other (Commission (IRS Employer
jurisdiction of File Number) Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

_____________

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

ITEM 8.01 Other Events.

This Current Report on Form 8-K announces certain changes that will be made to CIT Group Inc.’s (“CIT”) organizational structure effective January 1, 2014. In conjunction with management’s plans to (i) realign and simplify its businesses and organizational structure, (ii) streamline and consolidate certain business processes to achieve greater operating efficiencies, and (iii) leverage CIT’s operational capabilities for the benefit of its clients and customers, CIT will manage its business and report its financial results in three operating segments (the “New Segments”):

1.	Transportation and International Finance;
2.	North American Commercial Finance; and
3.	Consumer.

CIT’s 4th quarter 2013 and full year 2013 financial results will continue to be reported based on CIT’s existing five operating segments:

1.	Corporate Finance;
2.	Transportation Finance;
3.	Trade Finance;
4.	Vendor Finance; and
5.	Consumer.

CIT’s New Segments will be established based on how CIT’s business units will be managed prospectively and how products and services will be provided to clients and customers by each business unit.

•	“Transportation and International Finance” will be comprised of CIT’s commercial aircraft, business aircraft, rail, and maritime finance business units. Each of these businesses is currently included in CIT’s Transportation Finance segment. CIT’s transportation lending business, which offers cash flow and asset-based loan products to commercial businesses in the transportation sector, is currently part of the Transportation Segment and will be included in the North American Commercial Finance segment. The Transportation and International Finance segment will also include corporate lending businesses outside of North America (currently part of the Corporate Finance Segment) and vendor finance businesses outside of North America (currently part of the Vendor Finance Segment).

•	“North American Commercial Finance” will consist of CIT’s former Trade Finance segment, North American business units currently in the company’s current Corporate Finance and Vendor Finance segments, and the aforementioned transportation lending business which is currently reflected in the Transportation Finance segment.

•	“Consumer” will continue to consist of CIT’s liquidating government-guaranteed student loan portfolio.

•	Certain activities that are not attributed to operating segments, which may include mark-to-market adjustments on non-qualifying derivatives and restructuring charges, will continue to be reported as “Corporate and Other.”

These planned changes will become effective as of January 1, 2014, and, beginning with CIT’s reporting of results for the first quarter of 2014, all segment financial information will be reflected on this basis, including the presentation of historical financial results. The change in segment reporting will have no effect on CIT’s historical consolidated results of operations.

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Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

(Registrant)

By: /s/ Scott T. Parker

Scott T. Parker

Executive Vice President and

Chief Financial Officer

Dated: December 3, 2013

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